                                April 30, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                      SMITH BARNEY ALLOCATION SERIES INC.

                         Select High Growth Portfolio
                            Select Growth Portfolio
                           Select Balanced Portfolio
                  125 Broad Street, New York, New York 10004
                                (800) 451-2010

   Smith Barney Allocation Series Inc. (the "Allocation Series" or the "fund") (formerly known as Smith Barney Concert Allocation Series Inc.) currently offers nine investment portfolios, three of which are described in this Statement of Additional Information ("SAI") (individually, a "portfolio" and collectively, the "Select Portfolios.") This SAI expands upon and supplements the information contained in the current prospectus dated April 30, 2003 for the Select Portfolios, as amended or supplemented from time to time, and should be read in conjunction therewith.

   Each portfolio seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof (the "underlying funds") for which Citigroup Global Markets Inc. ("CGM") now or in the future acts as principal underwriter or for which CGM, Smith Barney Fund Management LLC ("SBFM") or Travelers Investment Management Company ("TIMCO") now or in the future acts as investment adviser. The prospectus may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the Allocation Series at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                                   CONTENTS

                                                               Page
                                                               ----
            Why Invest in the Allocation Series...............   2
            Directors and Executive Officers of the
              Allocation Series...............................   2
            Investment Objectives, Management Policies and
              Risk Factors....................................   7
            Additional Risk Factors...........................  22
            Investment Restrictions...........................  26
            Portfolio Turnover................................  28
            Purchase of Shares................................  28
            Redemption of Shares..............................  28
            Taxes.............................................  29
            Performance.......................................  31
            Valuation of Shares...............................  35
            Investment Management and Other Services..........  35
            Additional Information About the Portfolios.......  37
            Financial Statements..............................  38
            Appendix--Ratings of Debt Obligations.............  39

                      WHY INVEST IN THE ALLOCATION SERIES

   The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification.

   Each of the portfolios invests in a select group of underlying funds suited to the portfolio's particular investment objective. The allocation of assets among underlying funds within each portfolio is determined by the portfolios' manager, Travelers Investment Adviser, Inc. ("TIA" or the "Manager") according to fundamental and quantitative analysis. Since the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a portfolio's investments among underlying funds. The Allocation Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

           DIRECTORS AND EXECUTIVE OFFICERS OF THE ALLOCATION SERIES

   Overall responsibility for management and supervision of the fund rests with the fund's Board of Directors. The Directors approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the portfolios' distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the portfolios are delegated to TIA.

   The names of the Directors and executive officers of the Allocation Series, together with information as to their principal business occupations during the past five years, are shown below.

                                                                                    Number of
                                                                                   Investment
                                                                                    Companies
                                                                                     in Fund
                             Position(s) Term of Office(1)                           Complex
                              Held with    and Length of   Principal Occupation(s)  Overseen   Other Directorships
   Name, Address, and Age       Fund        Time Served      During Past 5 Years   by Director  Held by Director
   ----------------------    ----------- ----------------- ----------------------- ----------- -------------------

NON-INTERESTED DIRECTORS

H. John Ellis                 Director         1996        Retired                     34      None
 858 East Crystal Downs
 Drive
 Frankfort, MI 49635
 Age 75

Armon E. Kamesar              Director         1995        Chairman, TEC               34      Inter Ocean Systems
 7328 Country Club Drive                                   International; Trustee,             Inc.
 LaJolla, CA 92037                                         U.S. Bankruptcy Court
 Age 74

Stephen E. Kaufman            Director         1995        Attorney                    62      None
 Stephen E. Kaufman PC Co.
 277 Park Avenue, 47th Floor
 New York, NY 10172
 Age 70

                                                                                      Number of
                                                                                     Investment
                                                                                      Companies
                                                                                       in Fund
                            Position(s)   Term of Office(1)                            Complex
                             Held with      and Length of   Principal Occupation(s)   Overseen    Other Directorships
 Name, Address, and Age        Fund          Time Served      During Past 5 Years    by Director   Held by Director
 ----------------------     -----------   ----------------- -----------------------  -----------  -------------------
John J. Murphy            Director              2002        President, Murphy             34     Barclays International
 123 Prospect Street                                        Capital Management                   Portfolios Group Ltd.
 Ridgewood, NJ 07450                                                                             and affiliated
 Age 58                                                                                          companies

INTERESTED DIRECTOR

R. Jay Gerken(2)          Chairman,             2002        Managing Director of         225     None
 CGM                      President and                     CGM; Chairman,
 399 Park Avenue          Chief Executive                   President and Chief
 New York, NY 10022       Officer                           Executive Officer of
 Age 52                                                     SBFM, TIA and Citi
                                                            Fund Management Inc.

OFFICERS

Lewis E. Daidone          Senior Vice           2002        Managing Director of         N/A     N/A
 CGM                      President and                     CGM; Director and
 125 Broad Street         Chief                             Senior Vice President of
 New York, NY 10004       Administrative                    SBFM and TIA; Former
 Age 45                   Officer                           Chief Financial Officer
                                                            and Treasurer of the
                                                            mutual funds affiliated
                                                            with Citigroup Inc.

Richard L. Peteka         Chief Financial       2002        Director of CGM;             N/A     N/A
 CGM                      Officer and                       Director and Head of
 125 Broad Street         Treasurer                         Internal Control for
 New York, NY 10004                                         Citigroup Asset
 Age 41                                                     Management U.S.
                                                            Mutual Fund
                                                            Administration from
                                                            1999-2002; Vice
                                                            President, Head of
                                                            Mutual Fund
                                                            Administration and
                                                            Treasurer at
                                                            Oppenheimer Capital
                                                            from 1996-1999

Kaprel Ozsolak            Controller            2002        Vice President of CGM        N/A     N/A
 CGM
 125 Broad Street
 New York, NY 10004
 Age 37

Christina T. Sydor        Secretary             1995        Managing Director of         N/A     N/A
 CGM                                                        CGM; General Counsel
 300 First Stamford Place                                   and Secretary of SBFM
 Stamford, CT 06902                                         and TIA
 Age 52

--------
(1) Each Director and Officer serves until his or her successor has been duly elected and qualified.
(2) Mr. Gerken is a Director who is an "interested person" of the Fund because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2002, the Directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                                                                    Aggregate Dollar Range of
                                                                                     Equity Securities in All
                     Dollar Range of      Dollar Range of      Dollar Range of        Registered Investment
                   Equity Securities in Equity Securities in Equity Securities in Companies overseen by director
                     the Select High     the Select Growth   the Select Balanced     in Family of Investment
Name of Director     Growth Portfolio        Portfolio            Portfolio                 Companies
----------------   -------------------- -------------------- -------------------- ------------------------------
H. John Ellis.....         None                 None                 None                 Over $100,000
Armon E. Kamesar..         None                 None                 None                 None
Stephen E. Kaufman         None                 None                 None                 None
John J. Murphy....         None                 None                 None                 None
R. Jay Gerken.....         None                 None                 None                 Over $100,000

   As of December 31, 2002, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the portfolios. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the portfolios' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the portfolios, its adviser and affiliates by the independent public accountants. During each portfolio's most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for Non-Interested Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each portfolio's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee met one time during each portfolio's most recent fiscal year.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the Fund for such period. The fund does not pay retirement benefits to its Directors and officers. Officers and interested Directors of the fund are compensated by CGM.

                                    Total Pension or
                                       Retirement      Compensation         Number of
                       Aggregate    Benefits Accrued  from Allocation  Investment Companies
                     Compensation      As part of     Series and Fund       for Which
                    From Allocation     Company           Complex        Director Serves
Name of Person          Series          Expenses     Paid to Directors Within Fund Complex
--------------      --------------- ---------------- ----------------- --------------------
H. John Ellis *....     $13,600            $0            $ 50,900               34
Armon E. Kamesar*..      12,900             0              50,000               34
Stephen E. Kaufman*      13,734             0             114,700               62
John J. Murphy*....      13,700             0              39,900               34
R. Jay Gerken**....           0             0                   0              225

--------
 * Designates member of Audit Committee.
** Designates an "interested" director.

   At the end of the year in which they attain age 80, fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to Directors Emeritus was $12,749.

   No officer, director or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $10,000 per annum plus $100 per portfolio meeting; in addition, each Director is paid $100 per telephonic meeting attended. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $42,222.

   As of April 7, 2003, the fund's Directors and officers, as a group, owned less than 1% of the outstanding shares of common stock of any portfolio.

   As of April 7, 2003 to the knowledge of the fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a portfolio with the exception of the following:

         Portfolio                    Name & Address            Shares Held   Percent
---------------------------- --------------------------------- -------------- --------
Select High Growth Portfolio Travelers Life Annuity Company     7,085,128.593 68.3120%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

                             Equitable Life of Iowa             2,334,391.582 22.5072%
                             Prime Elite
                             ING Variable Annuity
                             Attn: Fund Accounting
                             1475 Dunwoody Drive
                             Westchester, PA 19380

                             Travelers Insurance Company          952,180.670  9.1805%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

Select Growth Portfolio      Travelers Life Annuity Company    12,260,132.334 65.4755%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

                             Equitable Life of Iowa             4,289,634.622 22.9089%
                             Prime Elite
                             ING Variable Annuity
                             Attn: Fund Accounting
                             1475 Dunwoody Drive
                             Westchester, PA 19380

                             Travelers Insurance Company        2,174,956.997 11.6154%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

Select Balanced Portfolio    Travelers Life Annuity Company    17,016,132.424 69.5225%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

                             Equitable Life of Iowa             4,675,545.339 19.1028%
                             Prime Elite
                             ING Variable Annuity
                             Attn: Fund Accounting
                             1475 Dunwoody Drive
                             Westchester, PA 19380

                             Travelers Insurance Company        2,784,013.553 11.3746%
                             Attn: Shareholder Accounting, 6MS
                             One Tower Square
                             Hartford, CT 06183

          INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

   The Allocation Series is an open-end, non-diversified management investment company. The prospectus discusses the investment objectives of the Select Portfolios and each of the underlying funds in which the portfolios may invest. In pursuing their investment objectives and policies, each of the underlying funds is permitted to engage in a wide range of investment policies. Because the portfolios invest in the underlying funds, shareholders of each portfolio will be affected by these investment policies in direct proportion to the amount of assets each portfolio allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest (and repurchase agreements in which the portfolios and/or the underlying funds may invest), the investment policies and portfolio strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the portfolios or the underlying funds will be achieved.

   The Articles of Incorporation of the Allocation Series permit the Board of Directors to establish additional portfolios of the Allocation Series from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the prospectus and this SAI.

Equity Securities

   Common Stocks. Certain of the underlying funds invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stock. Certain of the underlying funds invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Foreign Investments. The portfolios will each invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Foreign investments include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depository Receipts). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain underlying funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

   Securities held by an underlying fund may not be registered with, nor the issuers thereof be subject to reporting requirements of the Securities and Exchange Commission ("SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain underlying funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

   The interest and dividends payable on an underlying fund's foreign securities may be subject to foreign withholding taxes and the general effect of these taxes will be to reduce the underlying fund's income. Additionally, the operating expenses of a fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a portfolio investing in such fund.

   American, European and Continental Depository Receipts. Certain of the underlying funds may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Fixed Income Securities

   General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

   Certain of the underlying funds may invest only in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's Investors Service ("Moody's") (Aaa or Aa) or the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Moody's considers securities rated Baa to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

   High Yield Securities. Certain of the underlying funds may invest in securities rated below investment grade; that is rated below Baa by Moody's or BBB by S&P, or determined by the underlying fund's adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix for additional information on the bond ratings of Moody's and S&P.

   Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

   Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

   Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

   U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a portfolio or an underlying fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the portfolio or the underlying fund, as the case may be.

   Mortgage-Related Securities. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.

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Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the underlying funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

   Foreign Government Securities. Among the foreign government securities in which certain underlying funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

   Brady Bonds. Certain of the underlying funds may invest in Brady bonds which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). Brady bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms including liberalization of trade and foreign investment, privatization of state-owned enterprises and establishing targets for public spending and borrowing.

   Brady bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the underlying fund's investment adviser to be of comparable quality.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which constitute supplemental interest payments but generally are not collateralized. Certain Brady bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady bonds, although the collateral is not available to investors until the final maturity of the Brady bonds.

   Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each held by the underlying fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

   Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organization ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund's adviser will consider such events in its determination of whether the

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

fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Practices

   In attempting to achieve its investment objective, an underlying fund and/or a portfolio may employ, among others, the following portfolio strategies.

   Repurchase Agreements. The Select Portfolios and the underlying funds may enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the portfolio or the underlying fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio's or an underlying fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio or underlying fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

   When-issued Securities and Delayed-delivery Transactions. To secure an advantageous price or yield, certain of the underlying funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase by an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

   Lending of Portfolio Securities. Certain of the underlying funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an underlying fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

   By lending its securities, an underlying fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each underlying fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

   Short Sales. Certain of the underlying funds may from time to time sell securities short. A short sale is a transaction in which the fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

   When a fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the fund replaces the borrowed securities. To deliver the securities to the buyer, the fund must arrange through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

   Short Sales Against the Box. Certain of the underlying funds may enter into a short sale of common stock such that when the short position is open the fund involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery a fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends

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

from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The underlying funds will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Restricted Securities. Certain of the underlying funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

   Reverse Repurchase Agreements. Certain underlying funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the underlying fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

   An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund's custodian consisting of U.S. government securities, cash or cash equivalents.

   Leveraging. Certain of the underlying funds may from time to time leverage their investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

   Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the underlying fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an underlying fund's net investment income in any given period.

Derivative Transactions

   Derivative transactions, including the options and futures transactions described below, are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to the underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund's return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

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   Certain of the underlying funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors). Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

   Options on Securities. Certain of the underlying funds may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by an underlying fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An underlying fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

   An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

   Although an underlying fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options written by an underlying fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Stock Index Options. Certain of the underlying funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolios holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   An underlying fund will engage in stock index options transactions only when determined by its adviser to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Currency Transactions. Certain of the underlying funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

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   Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain underlying funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency;
(b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

   Foreign Currency Options. Certain underlying funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

   An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's

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

securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

   Futures Contracts. The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the fund.

   Certain of the underlying funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. However, the International All Cap Growth Portfolio may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

   No consideration is paid or received by a fund upon entering into a futures contract. Initially, an underlying fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by an underlying fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   There is no assurance that an active market will exist for futures contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the options.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund's adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

   Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

   Swap Agreements. Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

   Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with PFPC Trust Company. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

                            ADDITIONAL RISK FACTORS

   Investment in Other Mutual Funds. The investments of each portfolio are concentrated in underlying funds so each portfolio's investment performance is directly related to the investment performance of the underlying funds held by it. The ability of each portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by TIA. There can be no assurance that the investment objective of any portfolio or any underlying fund will be achieved. The portfolios will only invest in Class Y shares of the underlying Smith Barney funds and, accordingly, will not pay any sales loads or 12b-1 or service or distribution fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Smith Barney funds that are applicable to Class Y shareholders. The investment returns of each portfolio, therefore, will be net of the expenses of the underlying funds in which it is invested.

   Non-Diversified Portfolios. Each portfolio and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such company is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such company may be subject to greater risk with respect to its individual portfolio than an investment company that is more broadly diversified.

   Securities of Unseasoned Issuers. Securities in which certain of the underlying funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

   Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

   Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

   Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

   Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

   Brady Bonds. A significant amount of the Brady bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady bonds. In the event of a default on collateralized Brady bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

   Mortgage-Related securities. To the extent that an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund's principal investment to the extent of the premium paid. The underlying fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the fund's adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund's adviser deems representative of its value, the value of the underlying fund's net assets could be adversely affected.

   High Yield Securities. An underlying fund may invest in high yield, below investment grade securities. Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

   Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund's shares.

   The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

   While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

   Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

   Repurchase Agreements. Repurchase agreements, as utilized by an underlying fund or a portfolio of the Allocation Series, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

   Reverse Repurchase Agreements. Certain of the underlying funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities.

   Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

   When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

   Leverage. Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in a fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

   Indexed Securities. Certain of the underlying funds may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

   Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund's net asset value per share to decrease faster than would otherwise be the case.

   Swap Agreements. As one way of managing its exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

                            INVESTMENT RESTRICTIONS

   The Allocation Series has adopted the following fundamental investment restrictions for the protection of shareholders. Under the 1940 Act, a fundamental policy of a portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

   The investment policies adopted by the Allocation Series prohibit a portfolio from:

      1. Borrowing money except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      2. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   The portfolios have also adopted certain nonfundamental investment restrictions that may be changed by the portfolios' Board of Directors at any time. Accordingly the portfolios are prohibited from:

      1.  Purchasing securities on margin.

      2.  Making short sales of securities or maintaining a short position.

      3. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33 1/3% of the value of a portfolio's total assets.

      4. Investing in oil, gas or other mineral exploration or development programs.

      5. Writing or selling puts, calls, straddles, spreads or combinations thereof

      6. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

      7. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for underlying funds).

      8. Making investments for the purpose of exercising control or management.

      9. Purchasing or retaining securities of any company if, to the knowledge of the Allocation Series, any officer or Director of the Allocation Series or TIA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

   Notwithstanding the foregoing investment restrictions, the underlying funds in which the portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its SAI.

   Under Section 12d(l)(G) of the 1940 Act, each portfolio may invest substantially all of its assets in the underlying funds.

   Due to their investment objectives and policies, the portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the portfolios' investment programs set forth in the prospectus, each of the portfolios may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each portfolio will invest (other than the Smith Barney Money Funds, Inc.--Cash Portfolio) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Money Funds, Inc.--Cash Portfolio will invest at least 25% of its assets in obligations issued by banks.

                              PORTFOLIO TURNOVER

   The turnover rate for each portfolio is not expected to exceed 25% annually. Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectus.

   The portfolio turnover for the fiscal years ended January 31, 2002 and 2003 for each portfolio is contained in the following table:

                                       Fiscal Year    Fiscal Year
            Name of Portfolio         Ended 01/31/02 Ended 01/31/03
            -----------------         -------------- --------------
            High Growth Portfolio....        5%            1%
            Growth Portfolio.........        6%            3%
            Balanced Portfolio.......       10%            7%

   The turnover rates of the underlying funds have ranged from 1% to 335% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

                              PURCHASE OF SHARES

   The Allocation Series offers it shares of capital stock on a continuous basis. Shares of the Select Portfolios can only be acquired by buying a contract from an insurance company designated by Allocation Series and directing the allocation of part or all of the net purchase payment to one or more of five subaccounts (the "Subaccounts"), each of which invests in a Select Portfolio as permitted under the contract prospectus. Investors should read this SAI and the prospectus for the Select Portfolios dated April 30, 2003 along with the contract prospectus.

Sales Charges and Surrender Charges

   The Allocation Series Select Portfolios do not assess any sales charge, either when they sell or when they redeem shares of a portfolio. Surrender charges may be assessed under the contract, as described in the contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.

                             REDEMPTION OF SHARES

   The Allocation Series will redeem the shares of the Select Portfolios presented by the subaccounts, its sole shareholders, for redemption. The subaccounts' policy on when or whether to buy or redeem portfolio shares is described in the contract prospectus.

   Payment upon redemption of shares of a portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the portfolio's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   In the event the redemption of shares of a portfolio is suspended or postponed, the Allocation Series' Board of Directors may make a deduction from the value of the assets of the portfolio to cover the cost of future liquidations of assets so as to distribute fairly these costs among all owners of the contract.

                                     TAXES

   General. The following is a summary of certain federal income tax considerations that may affect the Allocation Series and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Distributions by a portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any portfolio of the Allocation Series. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Status of the Portfolios

   Each portfolio will be treated as a separate taxable entity for federal income tax purposes.

   Each portfolio intends to continue to qualify separately each year as a "regulated investment company" under the Code. A qualified portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss.

   For federal income tax purposes each portfolio intends to accrue dividend income in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

   At least annually each portfolio intends to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

   Distributions of an underlying fund's investment company taxable income are taxable as ordinary income to a portfolio which invests in the fund. Distributions of the excess of an underlying fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a portfolio which invests in the fund, regardless of how long the portfolio has held the fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a portfolio of shares of any underlying fund, a portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the portfolio's holding period for the shares.

   The Allocation Series has undertaken to meet the diversification requirements of Section 817(h) of the Code with respect to each portfolio. This undertaking may limit the ability of a particular Select Portfolio to make certain otherwise permitted investments.

   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

   Segregated asset account. The Allocation Series has been informed that certain of the life insurance companies offering contracts intend to qualify each of the subaccounts as a "segregated asset account" within the meaning of the Code. For a subaccount to qualify as a segregated asset account, it /or the sub-account must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a portfolio generally may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the United States Treasury and each governmental instrumentality are treated as securities of separate issuers. If a portfolio in which such a subaccount invests qualifies as a regulated investment company and only similar subaccounts or other qualified investors may invest in such portfolio, satisfaction of the diversification requirement of Section 817(h) of the Code is determined with reference to the investments held by such portfolio (i.e. shares in the related underlying funds). However, if a portfolio failed to qualify as a regulated investment company, the portfolio shares held by a subaccount would be viewed as a single investment for purposes of the diversification requirement and the diversification requirement would not be met.

   Income on assets of a subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to contract owners. However, in the event a subaccount is not so qualified, the contracts invested in that subaccount would not be treated as an annuity, endowment or life insurance contracts under the Code and the owners of such contracts would be taxed on any income on the contract for the taxable year in which the failure to satisfy the diversification requirement occurred and thereafter.

   Taxation of the underlying funds. Each underlying fund intends to continue to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any federal income or excise tax.

   If more than 50% of the value of an underlying fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the portfolios may invest in some underlying funds that expect to be eligible to make the above-described election. While a portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the portfolio will not have the option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

                                  PERFORMANCE

   From time to time, the Allocation Series may quote a portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Allocation Series may include comparative performance information in advertising or marketing the portfolio's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

   A portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                 YIELD = 2[( [(a-b/(c*d))/1/] + 1)6-1], where

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the portfolio's yield will tend to be somewhat lower. In addition, when interest rates are failing, the inflow of net new money to the portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolio's investments, thereby reducing the current yield of the portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                             P(1 + T)/n/ = ERV, where:

  P =   a hypothetical initial payment of $1,000.
  T =   average annual total return.
  n =   number of years.
ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   Each portfolio's average annual total return with respect to its shares for the one-year period, five-year period and since inception of the portfolio through January 31, 2003 is as follows:

                               One Year  Five Year Since Inception Inception Date
                               --------  --------- --------------- --------------
High Growth...................  (23.69)%   (2.39)%      0.34%          2/5/97
Growth........................  (18.04)    (1.91)       0.40           2/5/97
Balanced......................   (6.21)     2.41        4.08           2/5/97

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the portfolio for the specified period and is computed by the following formula:

                                     ERV-P
                                     ------
                                       P

      Where:  P = a hypothetical initial payment of $10,000.
            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                                      Aggregate Annual Total Return for the fiscal year ended
                  One Year  Five Year                    January 31, 2003
                  --------  --------- -------------------------------------------------------
Name of Portfolio                                       Since Inception(1)
-----------------    -          -                       ------------------
   High Growth...  (23.69)%  (11.41)%                          (2.02)%
   Growth........  (18.04)    (9.18)                            2.45%
   Balanced......   (6.21)    12.62                            27.04%

--------
(1) Operations commenced on February 5, 1997.

   Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses and the expenses exclusively attributable to the portfolio. Consequently, any given performance quotation should not be considered representative of the portfolio's performance for any specified period in the future.

Performance of Underlying Funds

   The following chart shows the average annual total return (unaudited) for the longest outstanding class of shares for each of the underlying funds in which the portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five-, and ten-year periods (or since inception if shorter and giving effect to the maximum applicable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 2002.

                                               Net Assets                       Average Annual
                                                 of all                      Total Returns through            30-Day Yield
                                              Classes as of                    December 31, 2002               for period
                                              December 31,                  ----------------------               ended
                                                  2002      Inception         One     Five    Ten     Since   December 31,
Underlying Fund                                 ($000's)      Date    Class   Year    Years  Years  Inception     2002
---------------                               ------------- --------- ----- ------   ------  -----  --------- ------------
Smith Barney Aggressive Growth Fund Inc......  $4,839,072   10/27/83    A   (36.11)%   9.84% 13.06%   13.16%       N/A
Smith Barney Appreciation Fund Inc...........   4,040,871   03/10/70    A   (21.15)    1.23   8.31    10.76        N/A
Smith Barney Fundamental Value Fund Inc......   3,235,266   11/12/81    A   (30.17)    2.90   9.47    11.41        N/A
Smith Barney Funds, Inc.:
 Large Cap Value Fund........................     729,763   01/01/72    A   (29.93)   (3.91)  6.06    10.03        N/A
 Short-Term High Grade Bond Fund.............     230,483   11/11/91    A     6.36     5.69   5.45     5.68       2.05%
Smith Barney Income Funds:
 Smith Barney High Income Fund...............     936,692   09/02/86    B    (7.89)   (3.54)  3.50     5.30       8.87%
 Smith Barney Balanced Fund..................     551,694   03/28/88    B   (18.60)   (1.79) (3.98)    6.60        N/A
 Smith Barney Premium Total Return Fund......   1,379,669   09/16/85    B   (17.81)   (0.71)  7.30     9.76       5.28%
 Smith Barney Convertible Fund...............     112,158   09/02/86    B   (13.45)   (0.57)  4.77     6.08       4.47%
 Smith Barney Diversified Strategic Income
   Fund......................................   1,382,609   12/28/89    B    (0.52)    2.25   5.18     6.45       4.40%
Smith Barney Investment Funds Inc.:
 Smith Barney Peachtree Growth Fund..........     181,184   06/30/95    A   (36.95)  (10.18)    --    (2.87)       N/A
 Smith Barney Hansberger Global Value Fund...     135,214   12/19/97    A   (24.38)   (6.23)    --    (5.72)       N/A
 Smith Barney Small Cap Growth Fund..........     271,305   10/11/99    A   (35.72)      --     --   (16.35)       N/A
 Smith Barney Small Cap Value Fund...........     288,299   02/26/99    A   (11.72)      --     --     9.97        N/A
 Smith Barney Government Securities Fund.....     923,056   03/20/84    B     4.79     5.17   5.90     7.46       2.21%
 Smith Barney Investment Grade Bond Fund.....     843,229   01/04/82    B     7.38     5.54   8.16    10.62       3.82%
Smith Barney Investment Series:
 Smith Barney Growth & Income Fund...........     985,479   08/18/96    A   (26.79)   (4.18)    --     2.14        N/A
Smith Barney Investment Trust:
 Smith Barney Large Capitalization Growth
   Fund......................................   2,700,470   08/29/97    A   (29.29)    2.80     --     3.64        N/A
 Smith Barney Mid Cap Core Fund..............     987,187   09/01/98    A   (23.30)      --     --     8.79        N/A
Smith Barney Managed Governments Fund, Inc...     466,259   09/04/84    A     3.05     4.89   5.80     7.82       1.96%
Smith Barney Small Cap Core Fund, Inc........     317,866   01/23/90    A   (24.13)   (1.81)  6.16     6.19        N/A
Smith Barney World Funds, Inc.:
 International All Cap Growth Portfolio......     425,263   02/18/86    A   (25.77)   (8.53)  0.57     4.81        N/A
 European Portfolio..........................      22,067   02/07/94    A   (33.35)   (7.71)    --     0.11        N/A
 Global Government Bond Portfolio............      94,075   07/22/91    A     3.02     4.47   6.68     6.98       1.81%

   For the seven-day period ended December 31, 2002, the yield for the Class A shares of Cash Portfolio of Smith Barney Money Funds, Inc. was 0.91% and the effective yield was 0.92%.

   The performance data relating to the underlying funds set forth above is not, and should not be viewed as, indicative of the future performance of either the underlying funds or the Allocation Series. The performance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of underlying funds in which the portfolios invest.

   The portfolios will invest only in Class Y shares of the underlying funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds that are applicable to Class Y shareholders. The investment returns of each portfolio, therefore, will be net of the expense of the underlying funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each underlying fund held by a portfolio, based on operating expenses for its most recent fiscal year:

         Underlying Fund                                 Expense Ratio
         ---------------                                 -------------
         Smith Barney Aggressive Growth Fund Inc........     0.82%
         Smith Barney Appreciation Fund Inc.(a).........     0.59%
         Smith Barney Fundamental Value Fund Inc.(b)....     0.70%
         Smith Barney Funds, Inc.:
          Large Cap Value Fund(a).......................     0.59%
          Short-Term High Grade Bond Fund...............     0.52%
         Smith Barney Income Funds:
          Smith Barney High Income Fund.................     0.74%
          Smith Barney Balanced Fund(c).................     0.86%
          Smith Barney Premium Total Return Fund........     0.77%
          Smith Barney Convertible Fund.................     0.81%
          Smith Barney Diversified Strategic Income Fund     0.68%
         Smith Barney Investment Funds Inc.:
          Smith Barney Peachtree Growth Fund(a).........     1.07%
          Smith Barney Hansberger Global Value Fund.....     1.04%
          Smith Barney Small Cap Growth Fund............     0.84%
          Smith Barney Small Cap Value Fund(c)..........     0.93%
          Smith Barney Government Securities Fund.......     0.58%
          Smith Barney Investment Grade Bond Fund(a)....     0.67%
         Smith Barney Investment Series
          Smith Barney Growth & Income Fund.............     0.67%
         Smith Barney Investment Trust
          Smith Barney Large Capitalization Growth Fund.     0.77%
          Smith Barney Mid Cap Core Fund................     0.77%
         Smith Barney Managed Governments Fund Inc.(b)..     0.70%
         Smith Barney Money Funds, Inc.
          Cash Portfolio(a).............................     0.45%
         Smith Barney Small Cap Core Fund, Inc..........     0.80%
         Smith Barney World Funds, Inc.:
          International All Cap Growth Portfolio........     0.96%
          European Portfolio(c).........................     1.48%
          Global Government Bond Portfolio..............     0.90%

--------
(a) Fund has a tiered fee structure. Rate shown is blended rate based on most recent annual report.
(b) Fund has a tiered fee structure. Rate shown is from current prospectus.
(c) Since there were no assets in the class as of the fund's last fiscal year end, expenses are estimated. Expense ratio taken from current prospectus.

   Based on a weighted average of the Class Y expense ratios of the underlying funds in which a particular portfolio is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as follows: High Growth Portfolio, 0.84%; Growth Portfolio, 0.79%; and Balanced Portfolio 0.70%. The expense ratios may be higher or lower depending on the allocation of the underlying funds within a portfolio.

                              VALUATION OF SHARES

   The net asset value of each portfolio's shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by each portfolio in valuing its assets.

   The value of each underlying fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Allocation Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

   TIA acts as investment manager to the portfolios pursuant to a separate asset allocation and administration agreement for each portfolio (an "Asset Allocation and Administration Agreement"). TIA is an indirect wholly- owned subsidiary of Citigroup.

   Pursuant to each Asset Allocation and Administration Agreement, TIA will determine how each portfolio's assets will be invested in the underlying funds and in repurchase agreements pursuant to the investment objectives and policies of each portfolio set forth in the prospectus and make recommendations to the Board of Directors concerning changes to (a) the underlying funds in which the portfolios may invest, (b) the percentage range of assets that may be invested by each portfolio in any one underlying fund and (c) the percentage range of assets of any portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, TIA pays the salaries of all officers and employees who are employed by both it and the Allocation Series, maintains office facilities for the Allocation Series, furnishes the Allocation Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Allocation Series and each portfolio, prepares reports to each portfolio's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. TIA provides investment advisory and management services to investment companies affiliated with CGM.

   The management fee for each portfolio is calculated at the annual rate of 0.35% of that portfolio's average daily net assets. Under each portfolio's Asset Allocation and Administration Agreement, TIA has agreed to bear all expenses incurred in the operation of each portfolio other than the management fees and extraordinary expenses. Such extraordinary expenses include taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of CGM or TIA; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Allocation Series.

   For the fiscal years ended January 31, 2003, 2002 and 2001, the management fees for each portfolio were as follows:

    Portfolio                                       2003     2002     2001
    ---------                                     -------- -------- --------
    Select High Growth........................... $382,201 $522,732 $627,420
    Select Growth................................  612,190  804,957  933,339
    Select Balanced..............................  931,232  970,764  746,910

   Decisions to buy and sell shares of the underlying funds for the portfolios are made by TIA, subject to the overall supervision and review of the Allocation Series' Board of Directors.

   Each portfolio, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of each of the underlying funds in which the portfolios may invest is set forth below as a percentage rate of the fund's average net assets:

         Underlying Fund                               Management Fees
         ---------------                               ---------------
         Smith Barney Aggressive Growth Fund Inc......      0.60%
         Smith Barney Appreciation Fund Inc...........      0.42%
         Smith Barney Fundamental Value Fund Inc......      0.49%
         Smith Barney Funds, Inc.:
           Large Cap Value Fund.......................      0.57%
           Short-Term High Grade Bond Fund............      0.45%
         Smith Barney Income Funds:
           Smith Barney High Income Fund..............      0.50%
           Smith Barney Balanced Fund.................      0.45%
           Smith Barney Premium Total Return Fund.....      0.55%
           Smith Barney Convertible Fund..............      0.50%
           Smith Barney Diversified Strategic Income
            Fund......................................      0.45%
         Smith Barney Investment Funds Inc.:
           Smith Barney Peachtree Growth Fund.........      0.99%
           Smith Barney Hansberger Global Value Fund..      0.95%
           Smith Barney Small Cap Growth Fund.........      0.75%
           Smith Barney Small Cap Value Fund..........      0.75%
           Smith Barney Government Securities Fund....      0.35%
           Smith Barney Investment Grade Bond Fund....      0.44%
         Smith Barney Investment Series:
           Smith Barney Growth & Income Fund..........      0.64%
         Smith Barney Investment Trust:
           Smith Barney Large Capitalization Growth
            Fund......................................      0.75%
           Smith Barney Mid Cap Core Fund.............      0.75%
         Smith Barney Managed Governments Fund Inc....      0.45%
         Smith Barney Money Funds, Inc.:
           Cash Portfolio.............................      0.40%
         Smith Barney Small Cap Core Fund, Inc........      0.65%
         Smith Barney World Funds, Inc.:
           International All Cap Growth Portfolio.....      0.85%
           European Portfolio.........................      0.85%
           Global Government Bond Portfolio...........      0.75%

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's Code of Ethics is on file with the SEC.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

   Portfolio History. The Allocation Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Allocation Series commenced operations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Allocation Series commenced operations on February 5, 1997. On February 24, 1997, the Allocation Series changed its name to Smith Barney Concert Allocation Series Inc. On September 13, 2000, the Allocation Series changed its name to Smith Barney Allocation Series Inc. The Allocation Series has authorized capital of 6,100,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of nine series of shares, each representing shares in one of nine separate portfolios and may authorize the issuance of additional series of shares in the future.

   Custodian. Portfolio securities and cash owned by the Allocation Series are held in the custody of State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110.

   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Allocation Series for its fiscal year ending January 31, 2004 to examine and report on the Allocation Series' financial statements and financial highlights.

   Transfer Agent. Citicorp Trust Bank, fsb ("CTB") (formerly known as Travelers Bank & Trust, fsb), located at 125 Broad Street, New York, New York 10004, serves as the Select Portfolios' transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses. During the fiscal year ended January 31, 2003, TIA paid to CTB, for each portfolio, transfer agent fees of $5,000.

   Sub-Transfer Agent. PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

   Minimum Account Size. The Allocation Series reserves the right to involuntarily liquidate any shareholder's account in a portfolio if the aggregate net asset value of the shares held in that portfolio account is less than $500. (If a shareholder has more than one account in a portfolio, each account must satisfy the minimum account size.) The Allocation Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Allocation Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Voting. The Allocation Series offers shares of the Select High Growth, Select Growth and Select Balanced Portfolios only for purchase by insurance company separate accounts. Thus, the insurance companies are technically the shareholders of these portfolios, and under the 1940 Act, are deemed to be in control of these portfolios. Nevertheless, with respect to any Allocation Series shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the Select Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Allocation Series attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

   Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the net income of that portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual portfolio except to the extent required by the 1940 Act. The Allocation Series is not required to hold annual shareowner meetings, although special meetings may be called for Allocation Series as a whole, or a specific portfolio, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the portfolio's outstanding shares for the purposes of voting on the removal of Directors.

   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio) are represented at the meeting in person or by proxy. A portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Allocation Series shares voting without regard to portfolio.

   In the event of the liquidation or dissolution of the Allocation Series, shareholders of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

                             FINANCIAL STATEMENTS

   The Allocation Series' Annual Report for the fiscal year ended January 31, 2003 is incorporated herein by reference in its entirety. It was filed with the Securities and Exchange Commission on April 4, 2003 (Accession Number 0000950130-03-002956). A copy of the reports is furnished with this Statement of Additional Information.

                     APPENDIX--RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P")

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the term of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.
--------
+ Continuance of the rating is contingent upon Standard & Poor's Ratings Group's receipt of closing documentation confirming investments and cash flow.
* Continuance of the rating is contingent upon Standard & Poor's Rating Group's receipt of an executed copy of the escrow agreement.
NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short- term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.